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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 14, 2000



                              EVENFLO COMPANY, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                     333-64893                31-1360477
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)





                   707 Crossroads Court, Vandalia, Ohio 45377
               (Address of principal executive offices, Zip Code)

                                 (937) 415-3300
              (Registrant's telephone number, including area code)




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                     EVENFLO COMPANY, INC. AND SUBSIDIARIES



Item 5       Other Events

             Evenflo Company, Inc.'s News Release for third quarter ending September 30, 2000.

Item 7       Financial Statements and Exhibits

             (c) The following is filed as an Exhibit to this Report

                   Exhibit No.      Description of Exhibit
                   99.1             Evenflo Company, Inc. Press Release for the
                                    third quarter ending September 30, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 EVENFLO COMPANY, INC. AND SUBSIDIARIES
                                 (Registrant)



Date: November 14, 2000          /s/ Richard W. Frank
      -----------------          --------------------------------------------
                                 Richard W. Frank
                                 Chairman of the Board of Directors and
                                        Chief Executive Officer



Date: November 14, 2000          /s/ Daryle A. Lovett
      -----------------          --------------------------------------------
                                 Daryle A. Lovett
                                 Executive Vice President Finance and
                                        Chief Financial Officer





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